Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Sabey Data Center Properties LLC 12201 Tukwila International Blvd, Fourth Floor Seattle, Washington 98168

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Sabey Data Center Issuer LLC, Secured Data Center Revenue Term Notes, Series 2026-1, Class A-2. Sabey Data Center Properties LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File. Additionally, Guggenheim Securities, LLC (“Guggenheim” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Wholesale Lease Statistical Data File and communicated differences prior to being provided the final Wholesale Lease Statistical Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On December 1, 2025, at the instruction of representatives of Guggenheim, on behalf of the Company, we accessed the “Company Website” (https://dealvdr.com/datarooms/sabey2025/1312961) and obtained a computer-generated tenant lease data file (the “Full Service Lease Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business November 1, 2025, with respect to 68 full service data center leases. At the Company’s instruction, we randomly selected 15 full service data center leases (the “Sample Full Service Leases”) from the Full Service Lease Statistical Data File.

Further, on January 15, 2026, at the instruction of representatives of Guggenheim, on behalf of the Company, we accessed the Company Website and obtained a computer-generated tenant lease data file (the “Wholesale Lease Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business November 1, 2025, with respect to (i) 130 data center leases (collectively, the “Securitized Leases”) and (ii) 15 data center leases (the “Non-Securitized Leases” and, together with the Securitized Leases and Sample Full Service Leases, the “Selected Leases”).

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Selected Leases relating to the tenant lease characteristics (the “Characteristics”) set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, and indicated below.

Characteristics

1.  Tenant ID (for informational purposes only)

2.  Tenant name*

3.  Region*

4.  Critical load power (CLP)/kw leased*

5.  Square feet leased**

6.  Current rent per kw per month

7.  Base rent amount

8.  Additional base rent amount (if applicable)*

9.  Lease expiration date

10.  Total number of payments*

11.  Lease payment frequency*

12.  Next escalation date (month and day only)*

13.  Escalator frequency*

14.  Escalator rate*

15.  Renewal options remaining

16.  Length of renewal options*

17.  Ultimate parent of customer/corporate guarantor*

18.  Lease start date*

19.  Lessee guarantor credit rating

*	For Non-Securitized Leases and Sample Full Service Leases only
**	For Non-Securitized Leases with a “lease type” identified as “NNN” on the Wholesale Lease Statistical Data File only

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement or “Guaranty of Lease.”

We compared Characteristic 18. to the corresponding information set forth on or derived from the Lease Agreement or the “Commencement Letter.”

At the instruction of Guggenheim, on behalf of the Company, we accessed the “Standard & Poor’s Financial Services LLC Website” (https://www.standardandpoors.com) on January 12, 2026. Using the ultimate parent of the customer/corporate guarantor (as set forth on Lease Agreement or Guaranty of Lease), we compared Characteristic 19. to the corresponding information set forth on or derived from Standard & Poor’s Financial Services LLC Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9., 12. and 18., differences of 30 days or less are deemed to be in agreement.

In addition to the procedures described above, we performed the following procedures:

•

for the Selected Leases indicated in Appendix A, we compared the ramp schedule set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning November 1, 2025 through the related lease expiration date (as set forth on the Lease Agreement), and found it to be in agreement;

•

for the Selected Leases indicated in Appendix B, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning November 1, 2025 through the related lease expiration date (as set forth on the Lease Agreement), and found it to be in agreement; and

•

for the Selected Leases indicated in Appendix C, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning November 1, 2025 through the related lease expiration date (as set forth on the Lease Agreement), and found it to be in agreement.

The tenant lease documents described above, including any information obtained from the Standard & Poor’s Financial Services LLC Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Selected Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Lease Documents, except as indicated in Appendix D. Supplemental information is contained in Appendix E and Appendix F.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 16, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 16, 2026

In applying our agreed-upon procedures as outlined above, we compared the ramp schedule, as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1	86	184	256
2	103	185	257
3	105	186	258
4	106	187	259
6	109	188	260
7	111	194	261
8	112	205	262
9	120	206	263
10	122	212	264
11	123	214	265
13	124	222	266
14	127	224	268
15	133	225	270
16	137	226	271
17	138	227	273
18	142	228	274
20	145	229	275
21	146	230	277
22	149	231	278
24	152	232	281
25	153	233	282
26	155	234	284
27	158	235	287
28	160	238	288
29	161	239	289
33	162	240	290
34	166	241	291
36	168	243	292
37	169	244	293
38	170	246	294
39	175	247	295
42	179	248	296
46	180	250	297
48	181	251	298
80	182	252
85	183	255

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 16, 2026.

In applying our agreed-upon procedures as outlined above, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1	80	181	252
2	85	182	255
3	86	183	256
4	98	184	257
6	103	185	258
7	105	186	259
8	106	187	260
9	109	188	261
10	111	194	262
11	112	205	263
13	120	206	264
14	122	212	265
15	123	214	266
16	124	222	268
17	127	224	270
18	131	225	271
20	133	226	273
21	137	227	274
22	138	228	275
24	142	229	277
25	145	230	278
26	146	231	281
27	149	232	282
28	152	233	284
29	153	234	287
33	155	235	288
34	158	238	289
36	160	239	290
37	161	240	291
38	162	241	292
39	166	243	293
42	168	244	294
46	169	246	295
48	170	247	296
59	175	248	297
67	179	250	298
68	180	251

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 16, 2026.

In applying our agreed-upon procedures as outlined above, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1	70
3	71
9	86
14	98
15	99
18	100
25	109
27	120
29	143
34	145
38	146
46	166
48	168
56	185
57	187
58	188
59	205
61	227
62	243
63	247
64	271
67	274
68	291
69

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 16, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Two differences for total number of payments.
2	Two differences for next escalation date.
3	One difference for escalator frequency.
4	Four differences for escalator rate.
5	Two differences for renewal options remaining.
6	Two differences for length of renewal options.
7	Two differences for lease start date.
8	One instance where we were unable to verify the total number of payments.
9	One instance where we were unable to verify the lease start date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 16, 2026

Supplemental Information Related to the Findings Set Forth on Appendix D

Exception Description Number	Sample Full Service Lease Tenant ID	Characteristic	Characteristic set forth on the Full Service Lease Statistical Data File	Characteristic set forth on the Lease Documents
1	205	Total number of payments	63	36
1	206	Total number of payments	55	36
2	80	Next escalation date	Not provided	12/1
2	205	Next escalation date	8/1	11/1
3	80	Escalator frequency	Not provided	Yearly
4	80	Escalator rate	0.00%	3.00%
4	85	Escalator rate	2.00%	3.00%
4	142	Escalator rate	2.00%	3.00%
4	194	Escalator rate	0.00%	3.00%
5	205	Renewal options remaining	Not provided	1
5	206	Renewal options remaining	Not provided	1
6	205	Length of renewal options	Not provided	36 months
6	206	Length of renewal options	Not provided	24 months
7	205	Lease start date	8/1/2022	11/1/2024
7	206	Lease start date	8/1/2022	3/13/2024

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 16, 2026.

Supplemental Information Related to the Findings Set Forth on Appendix D

Exception Description Number	Sample Full Service Lease Tenant ID	Characteristic
8	80	Total number of payments
9	80	Lease start date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.